[UBS LOGO]
Global Asset Management



UBS FINANCIAL SERVICES FUND
ANNUAL REPORT
MARCH 31, 2002

UBS Financial Services Fund

                                                                   May 15, 2002

DEAR SHAREHOLDER,

We present you with the annual report for the UBS Financial Services Fund Inc. for the fiscal year ended March 31, 2002.

A NEW GLOBAL BRAND

Effective April 8, 2002, Brinson Advisors, Inc., the Fund's investment advisor, administrator and distributor, changed its name to UBS Global Asset Management
(US) Inc., a member of the UBS Global Asset Management division of UBS AG, one of the largest financial services firms in the world. This strategic branding move reflects the global integration and scope of the organization's investment approach and offerings. The UBS Global Asset Management organization strives to deliver superior investment performance to clients through the management and allocation of their investments across and within all major asset classes.

Our strength lies in our globally integrated investment platform. With investment professionals throughout the world, the UBS Global Asset Management organization provides clients with uncommon research, asset allocation and risk management conducted on a fully global basis. We seek to maximize the benefits to clients, through understanding and acting upon their risk and return objectives. This covenant with our clients is the basis for the success of our business.

Effective on the same date, the funds comprising the Brinson Mutual Fund Family will be known as UBS Funds. The Fund's investment objective and investment process remain the same.

AN INTERVIEW WITH THE PORTFOLIO MANAGEMENT TEAM

Q. HOW DID THE UBS FINANCIAL SERVICES FUND PERFORM FOR THE SIX AND 12 MONTHS ENDED MARCH 31, 2002?

A. During a difficult period for stock investors, the Fund's Class A shares advanced 11.7% for the six months ended March 31, 2002 (5.6% after deducting maximum sales charges), outperforming the S&P 500 Index and the S&P Financial Index which rose 11.0% and 11.2%, respectively. For the 12 months, the Fund outperformed the S&P 500 Index by more than four percentage points, but slightly underperformed the Lipper Financial Services Funds Median (before deducting sales charges). The Fund's outperformance can be attributed to stock selection in the mid-cap size category combined with stock selection in the bank sector. Over the long term, the Fund (Class A) has outperformed the S&P 500 Index with a 10-year average annual return of 15.6% (before sales

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  1

UBS Financial Services Fund

   charges) versus the S&P 500 return of 13.3% as of March 31, 2002. Returns for all share classes over various time periods are shown in "Performance at a Glance" on page 5; please note those returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Q. WHAT WAS THE ECONOMIC ENVIRONMENT LIKE DURING THE 12 MONTHS?

A. It was a difficult economic environment marked by a significant pullback in capital spending, poor corporate profits and declining economic growth. Against this backdrop, both monetary and fiscal policy were focused on stimulating the economy. During the first nine months of the Fund's fiscal year, the Federal Reserve (the "Fed") continued to reduce short-term interest rates. (Between January and December 2001, the Fed trimmed rates 11 times for a total 4.75% reduction.) The Fed's aggressive interest-rate cuts pushed the Federal Funds Rate to 1.75%, its lowest level in 40 years. Concurrent with the Fed's interest rate cuts, Congress passed legislation that provided rebates for most taxpayers and that also decreased future personal income tax rates.

   As we moved into 2002, it appeared that the monetary and fiscal stimuli were having the desired effects as economic data began to signify that economic recovery was in progress. The Fed took no action on interest rates in the first three months of the year. During the first quarter of 2002, gross domestic product (GDP), a measure of economic growth, grew at a rate of 5.8%-after having posted a quarterly decline of 1.3% in the third quarter of 2001.

--------------------------------------------------------------------------------
2                                                    UBS Global Asset Management

UBS Financial Services Fund

UBS FINANCIAL SERVICES
FUND INC.

INVESTMENT GOAL:
Long-term capital appreciation

PORTFOLIO MANAGER:
DSI Team,
DSI International
Management, Inc.

COMMENCEMENT:
May 22, 1986 (Class A)
July 1, 1991 (Class B)
July 2, 1992 (Class C)
March 30, 1998 (Class Y)

DIVIDEND PAYMENTS:
Annually

Q. HOW DID FINANCIAL STOCKS PERFORM IN THIS ECONOMIC ENVIRONMENT?

A. While there were strong stock market rallies during the period, these were short-lived and many stocks including financials struggled. There is usually an inverse relationship between interest rates and economic activity; thus, even as leading economic indicators improved, expectations for the financial services sector remained mixed. Because financial stock prices tend to follow earnings growth, which is partially a function of the shape of the yield curve and the level of interest rates, investors had relatively little incentive to invest in companies that, in many Dividend Payments: cases, could offer little guidance as to Annually when their earnings might improve.

Q. HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?

A. In selecting financial services stocks for the portfolio, we consider various independent composite factors such as earnings expectations, earnings growth, valuation, dividend yield, return on equity and sales/margins. These factors have varying influences during different phases of the stock market cycle and we reevaluate the relative importance and weighting of each factor on a monthly basis.

   Our financial services strategy, which includes measures of both growth characteristics and value characteristics, moved toward value as most financial services stocks sport low price-earnings ratios. Most of the value factors continued to decline in weight, while the growth measures continued to rise in weight. However, the growth factor measuring earnings expectations saw a decline in weight.

   Therefore, the Fund was relatively tilted towards value by most traditional measures of valuation and emphasized expectations for increasing return on equity and for earnings growth. The Fund was overweight in the bank

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  3

UBS Financial Services Fund

   sector, underweight in diversified financials, and had a lower average market capitalization than the S&P Financial Index. The Fund's valuation and growth measures remained favorable relative to the Index.

Q. WHAT IS YOUR OUTLOOK?

A. Our outlook remains relatively positive, as we believe the economy will continue to recover in the months ahead and short-term interest rates will remain relatively low. We believe that the yield curve will continue to steepen, providing opportunities in the financial sector. While corporate earnings in the first quarter of 2002 were generally lackluster, in many cases, they showed improvement over previous quarters. Should corporate earnings begin to accelerate in future quarters, the market overall should respond favorably. Over the long term, it is likely that equities-from a return perspective-will remain a solid performing asset class when compared with cash and bonds. Going forward, we will continue to follow our disciplined investment strategy.

--------------------------------------------------------------------------------
4                                                    UBS Global Asset Management

UBS Financial Services Fund

PERFORMANCE AT A GLANCE

Comparison of the change of a $10,000 investment in UBS Financial Services Fund Inc. (Class A), the S&P 500 Index and the S&P Financial Index for the 10-year period ended March 31, 2002.



                               [GRAPHIC OMITTED]



The graph depicts the performance of UBS Financial Services Fund Inc. (Class A) versus the S&P 500 Index and the S&P Financial Index. It is important to note UBS Financial Services Fund Inc. is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

Past performance is no guarantee of future performance. The performance of the Fund's other classes will vary from the performance of the class shown because of differences in sales charges and fees paid by shareholders investing in different classes.

AVERAGE ANNUAL TOTAL RETURNS, PERIODS ENDED 3/31/02

                                              6 MONTHS     1 YEAR     5 YEARS    10 YEARS    INCEPTION-
=======================================================================================================
Before Deducting                 Class A*      11.70%       4.55%       8.90%     15.61%      13.43%
Maximum Sales Charge             Class B**     11.25        3.72        8.06      14.74       16.93
                                 Class C+      11.32        3.77        8.08        N/A       14.12
                                 Class Y++     11.78        4.73         N/A        N/A        0.68
-------------------------------------------------------------------------------------------------------
After Deducting                  Class A*       5.55       -1.21        7.68      14.96       13.02
Maximum Sales Charge             Class B**      6.25       -1.28        7.77      14.74       16.93
                                 Class C+       9.19        1.74        7.86        N/A       14.00
-------------------------------------------------------------------------------------------------------
S&P 500 Index                                  10.99        0.24       10.18      13.25       12.97
S&P Financial Index                            11.16        4.24       14.25      18.70         N/A
Lipper Financial Services Funds
  Median                                       12.10        5.42       13.48      18.19       13.77
-------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future performance. Performance results for the Fund assume reinvestment of all dividends and capital gains; however, the results do not reflect the federal, state or local taxes to which an investor may have been subject. The investment return and the principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for periods of one year or less are cumulative.

- Inception: since commencement of issuance on May 22, 1986 for Class A shares, July 1, 1991 for Class B shares, July 2, 1992 for Class C shares and March 30, 1998 for Class Y shares. Lipper Median and Index inception returns are as of nearest month-end of oldest share class' inception: May 31, 1986.

* Maximum sales charge for Class A shares is 5.5% of the public offering price. Class A shares bear ongoing 12b-1 service fees.

** Maximum contingent deferred sales charge for Class B shares is 5% and is reduced to 0% after six years. Class B shares bear ongoing 12b-1 distribution and service fees.

+ Maximum sales charge for Class C shares is 2%, consisting of a maximum sales charge of 1% imposed on purchases and a maximum contingent deferred sales charge of 1% for redemptions, which is reduced to 0% after one year. Class C shares bear ongoing 12b-1 distribution and service fees.

++ The Fund offers Class Y shares to a limited group of eligible investors. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 distribution and service fees.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                  5

UBS Financial Services Fund

PERFORMANCE AT A GLANCE

PORTFOLIO STATISTICS

Characteristics*                          3/31/02                                            9/30/01
------------------------------------------------------------------------------------------------------
Net Assets (mm)                          $  203.7                                            $ 203.9
------------------------------------------------------------------------------------------------------
Number of Securities                          129                                                 97
------------------------------------------------------------------------------------------------------
Stocks                                       99.6%                                             100.0%
------------------------------------------------------------------------------------------------------
Other Assets in Excess of Liabilities         0.4%                                               0.0%
------------------------------------------------------------------------------------------------------

TOP FIVE INDUSTRIES*                      3/31/02                                            9/30/01
------------------------------------------------------------------------------------------------------
Banks                                        38.1%  Banks                                       43.4%
------------------------------------------------------------------------------------------------------
Diversified Financials                       34.4   Financials                                  20.4
------------------------------------------------------------------------------------------------------
Insurance                                    19.1   Property Insurance                          15.0
------------------------------------------------------------------------------------------------------
Commercial Services & Supplies                3.8   Securities & Asset Management               10.2
------------------------------------------------------------------------------------------------------
Tracking Stock                                1.7   Life Insurance                               4.1
------------------------------------------------------------------------------------------------------
Total                                        97.1%  Total                                       93.1%
------------------------------------------------------------------------------------------------------

TOP TEN HOLDINGS*                         3/31/02                                            9/30/01
------------------------------------------------------------------------------------------------------
American International Group                  7.5%  American International Group                 7.8%
------------------------------------------------------------------------------------------------------
Citigroup                                     7.0   Bank of America                              5.9
------------------------------------------------------------------------------------------------------
Bank of America                               5.4   Citigroup                                    5.7
------------------------------------------------------------------------------------------------------
Federal National Mortgage Association         4.7   Federal National Mortgage Association        5.4
------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                             4.4   J.P. Morgan Chase & Co.                      4.9
------------------------------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                       3.2   Wells Fargo & Co.                            4.3
------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter                    2.9   Morgan Stanley Dean Witter                   3.1
------------------------------------------------------------------------------------------------------
Wachovia                                      2.8   Federal Home Loan Mortgage Corp.             3.1
------------------------------------------------------------------------------------------------------
American Express                              2.5   American Express                             2.6
------------------------------------------------------------------------------------------------------
Bank One                                      2.3   Wachovia                                     2.6
------------------------------------------------------------------------------------------------------
Total                                        42.7%  Total                                       45.4%
------------------------------------------------------------------------------------------------------

* Weightings represent percentages of net assets as of the dates indicated. The Fund's portfolio is actively managed and its composition will vary over time.


--------------------------------------------------------------------------------
6                                                    UBS Global Asset Management

UBS Financial Services Fund

PERFORMANCE AT A GLANCE

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have. For more information on the UBS Funds,1 please contact your financial advisor or visit us at www.ubs.com.


Sincerely,

/s/ Brian M. Storms
-------------------
Brian M. Storms
President
UBS Financial Services Fund Inc.
President and Chief Operating Officer
UBS Global Asset Management (US) Inc.

DSI Team
DSI International Management, Inc.
Portfolio Manager
UBS Financial Services Fund Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the fiscal year ended March 31, 2002, and reflects our views at the time of its writing. Of course, these views may change in response to changing circumstances. We encourage you to consult your financial advisor regarding your personal investment program.











1. Mutual funds are sold by prospectus only. The prospectuses for the funds contain more complete information regarding risks, charges and expenses, and should be read carefully before investing.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  7

UBS Financial Services Fund

PERFORMANCE RESULTS (UNAUDITED)


                         NET ASSET VALUE               TOTAL RETURN(1)
                 --------------------------------   ----------- -----------
                                                     12 MONTHS    6 MONTHS
                                                       ENDED       ENDED
                  03/31/02   09/30/01   03/31/01      03/31/02    03/31/02
                 ---------- ---------- ----------   ----------- -----------
---------------------------------------------------------------------------
Class A Shares   $ 26.90    $ 24.73    $ 26.42         4.55%       11.70%
---------------------------------------------------------------------------
Class B Shares     25.40      23.42      25.12         3.72        11.25
---------------------------------------------------------------------------
Class C Shares     25.35      23.36      25.06         3.77        11.32
---------------------------------------------------------------------------

PERFORMANCE SUMMARY CLASS A SHARES


                        NET ASSET VALUE
                    ------------------------    CAPITAL GAINS   DIVIDENDS       TOTAL
PERIOD COVERED       BEGINNING     ENDING        DISTRIBUTED       PAID        RETURN(1)
-----------------------------------------------------------------------------------------
05/22/86-12/31/86     $  9.25     $  8.31                -              -       (10.16)%
-----------------------------------------------------------------------------------------
1987                     8.31        6.88         $  0.2265       $ 0.3703      (11.05)
-----------------------------------------------------------------------------------------
1988                     6.88        7.70                -          0.2375       15.38
-----------------------------------------------------------------------------------------
1989                     7.70        9.08                -          0.2900       21.71
-----------------------------------------------------------------------------------------
1990                     9.08        7.73                -          0.2410      (12.33)
-----------------------------------------------------------------------------------------
1991                     7.73       12.55                -          0.2070       65.37
-----------------------------------------------------------------------------------------
1992                    12.55       17.38                -          0.0237       38.68
-----------------------------------------------------------------------------------------
1993                    17.38       17.22           1.8425          0.0820       10.32
-----------------------------------------------------------------------------------------
1994                    17.22       15.68           1.2660          0.1345       (0.75)
-----------------------------------------------------------------------------------------
1995                    15.68       20.57           2.2099          0.2942       47.46
-----------------------------------------------------------------------------------------
1996                    20.57       22.80           3.3870          0.2300       28.96
-----------------------------------------------------------------------------------------
1997                    22.80       31.24           1.5895          0.2068       45.20
-----------------------------------------------------------------------------------------
1998                    31.24       31.24           0.4139          0.2780        2.31
-----------------------------------------------------------------------------------------
1999                    31.24       27.40           0.7891          0.0779       (9.42)
-----------------------------------------------------------------------------------------
2000                    27.40       29.14           4.4755               -       23.28
-----------------------------------------------------------------------------------------
2001                    29.14       25.80           0.6058          0.0625       (9.08)
-----------------------------------------------------------------------------------------
01/01/02-03/31/02       25.80       26.90                -               -        4.26
-----------------------------------------------------------------------------------------
                                  Totals:        $ 16.8057        $ 2.7354
-----------------------------------------------------------------------------------------
                    CUMULATIVE TOTAL RETURN AS OF 03/31/02:                     638.74%
-----------------------------------------------------------------------------------------

1. Figures assume reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

   The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
8                                                    UBS Global Asset Management

UBS Financial Services Fund

PERFORMANCE RESULTS (UNAUDITED) (CONCLUDED)


PERFORMANCE SUMMARY CLASS B SHARES
                        NET ASSET VALUE
                    ------------------------    CAPITAL GAINS   DIVIDENDS     TOTAL
PERIOD COVERED       BEGINNING     ENDING        DISTRIBUTED       PAID      RETURN(1)
--------------------------------------------------------------------------------------
07/01/91-12/31/91     $ 10.24     $ 12.56                -       $ 0.0640     23.30%
--------------------------------------------------------------------------------------
1992                    12.56       17.31                -              -      37.82
--------------------------------------------------------------------------------------
1993                    17.31       17.04        $  1.8425         0.0571       9.57
--------------------------------------------------------------------------------------
1994                    17.04       15.47           1.2660         0.0344      (1.53)
--------------------------------------------------------------------------------------
1995                    15.47       20.21           2.2099         0.1766      46.36
--------------------------------------------------------------------------------------
1996                    20.21       22.32           3.3870         0.0592      28.00
--------------------------------------------------------------------------------------
1997                    22.32       30.42           1.5895         0.0884      44.10
--------------------------------------------------------------------------------------
1998                    30.42       30.38           0.4139         0.0755       1.55
--------------------------------------------------------------------------------------
1999                    30.38       26.49           0.7891              -     (10.12)
--------------------------------------------------------------------------------------
2000                    26.49       27.77           4.4755              -      22.35
--------------------------------------------------------------------------------------
2001                    27.77       24.41           0.6058              -      (9.84)
--------------------------------------------------------------------------------------
01/01/02-03/31/02       24.41       25.40                -              -       4.06
--------------------------------------------------------------------------------------
                                  Totals:        $ 16.5792       $ 0.5552
--------------------------------------------------------------------------------------
                    CUMULATIVE TOTAL RETURN AS OF 03/31/02:                   437.90%
--------------------------------------------------------------------------------------


PERFORMANCE SUMMARY CLASS C SHARES
                        NET ASSET VALUE
                    ------------------------    CAPITAL GAINS   DIVIDENDS     TOTAL
PERIOD COVERED       BEGINNING     ENDING        DISTRIBUTED       PAID      RETURN(1)
--------------------------------------------------------------------------------------
07/01/92-12/31/92     $ 14.61     $ 17.32                -       $ 0.0359     18.80%
--------------------------------------------------------------------------------------
1993                    17.32       17.03        $  1.8425         0.0691       9.52
--------------------------------------------------------------------------------------
1994                    17.03       15.48           1.2660         0.0209      (1.50)
--------------------------------------------------------------------------------------
1995                    15.48       20.21           2.2099         0.1819      46.30
--------------------------------------------------------------------------------------
1996                    20.21       22.29           3.3870         0.0861      27.99
--------------------------------------------------------------------------------------
1997                    22.29       30.37           1.5895         0.0938      44.09
--------------------------------------------------------------------------------------
1998                    30.37       30.31           0.4139         0.0944       1.55
--------------------------------------------------------------------------------------
1999                    30.31       26.43           0.7891              -     (10.11)
--------------------------------------------------------------------------------------
2000                    26.43       27.70           4.4755              -      22.37
--------------------------------------------------------------------------------------
2001                    27.70       24.35           0.6058              -      (9.83)
--------------------------------------------------------------------------------------
01/01/02-03/31/02       24.35       25.35                -              -       4.11
--------------------------------------------------------------------------------------
                                  Totals:        $ 16.5792       $ 0.5821
--------------------------------------------------------------------------------------
                    CUMULATIVE TOTAL RETURN AS OF 03/31/02:                   262.63%
--------------------------------------------------------------------------------------



1. Figures assume reinvestment of all dividends and other distributions at net asset value on the ex-dividend dates and do not include sales charges; results would be lower if sales charges were included. Total investment return for periods of less than one year has not been annualized.

   Note: The Fund offers Class Y shares to a limited group of eligible investors. For the year ended March 31, 2002 and since inception, March 30, 1998 through March 31, 2002, Class Y shares have a total return of 4.73% and 2.74%, respectively. Class Y shares do not have initial or contingent deferred sales charges or ongoing distribution and service fees.

   The data above represents past performance of the Fund's shares, which is no guarantee of future results. The principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                  9

UBS Financial Services Fund

PORTFOLIO OF INVESTMENTS - MARCH 31, 2002


COMMON STOCKS - 97.93%
SECURITY DESCRIPTION          SHARES   MARKET VALUE
---------------------------------------------------
BANKS- 38.05%

AmSouth Bancorp               43,600     $  958,328
---------------------------------------------------
Astoria Financial Corp.       5,000         145,250
---------------------------------------------------
Bank of America Corp.        162,400     11,046,448
---------------------------------------------------
Bank of New York
   Co., Inc.                  78,600      3,302,772
---------------------------------------------------
Bank One Corp.               113,600      4,746,208
---------------------------------------------------
BB&T Corp.                    53,700      2,046,507
---------------------------------------------------
Charter One Financial, Inc.   23,404        730,673
---------------------------------------------------
City National Corp.            3,200        168,352
---------------------------------------------------
Comerica, Inc.                27,400      1,714,418
---------------------------------------------------
Commerce Bancorp, Inc.         2,100         94,290
---------------------------------------------------
Commerce
   Bancshares, Inc.            6,180        273,280
---------------------------------------------------
Compass Bancshares, Inc.      15,300        472,311
---------------------------------------------------
Cullen/Frost Bankers, Inc.     9,400        337,178
---------------------------------------------------
Fifth Third Bancorp           54,352      3,667,673
---------------------------------------------------
First Tennessee
   National Corp.             12,100        424,105
---------------------------------------------------
First Virginia Banks, Inc.     2,700        144,801
---------------------------------------------------
FirstMerit Corp.               4,900        141,071
---------------------------------------------------
FleetBoston
   Financial Corp.           100,316      3,511,060
---------------------------------------------------
Golden State
   Bancorp, Inc.               6,700        198,923
---------------------------------------------------
Golden West
   Financial Corp.            18,800      1,193,800
---------------------------------------------------
GreenPoint
   Financial Corp.             8,700        380,190
---------------------------------------------------
Hibernia Corp., Class A       14,900        284,590
---------------------------------------------------
Huntington
   Bancshares, Inc.           21,300        419,610
---------------------------------------------------
Investors Financial
   Services Corp.              2,500        190,125
---------------------------------------------------
KeyCorp                       59,200      1,577,680
---------------------------------------------------
M&T Bank Corp.                 4,300        345,591
---------------------------------------------------
Marshall & Ilsley Corp.        7,400        460,576
---------------------------------------------------
Mellon Financial Corp.        42,200      1,628,498
---------------------------------------------------
National City Corp.           70,700      2,174,732
---------------------------------------------------
National Commerce
   Financial Corp.            10,000        278,000
---------------------------------------------------
Northern Trust Corp.          19,600      1,178,156
---------------------------------------------------
Old National Bancorp           4,765        116,647
---------------------------------------------------
PNC Financial
   Services Group             26,100      1,604,889
---------------------------------------------------
Popular, Inc.                  7,800        227,916
---------------------------------------------------
Regions Financial Corp.       29,300      1,006,455
---------------------------------------------------


SECURITY DESCRIPTION          SHARES   MARKET VALUE
---------------------------------------------------
BANKS- (CONCLUDED)

Roslyn Bancorp, Inc.           4,400     $   91,080
---------------------------------------------------
Southtrust Corp.              42,100      1,111,440
---------------------------------------------------
Sovereign Bancorp, Inc.       12,700        178,435
---------------------------------------------------
SunTrust Banks, Inc.          32,600      2,175,398
---------------------------------------------------
Synovus Financial Corp.       38,100      1,161,288
---------------------------------------------------
TCF Financial Corp.            5,400        284,094
---------------------------------------------------
U.S. Bancorp                 206,241      4,654,859
---------------------------------------------------
Union Planters Corp.          15,500        734,545
---------------------------------------------------
UnionBanCal Corp.              2,600        114,452
---------------------------------------------------
Wachovia Corp.               154,300      5,721,444
---------------------------------------------------
Washington Federal, Inc.       6,380        152,737
---------------------------------------------------
Washington Mutual, Inc.      119,425      3,956,550
---------------------------------------------------
Webster Financial Corp.        5,900        220,837
---------------------------------------------------
Wells Fargo & Co.            183,200      9,050,080
---------------------------------------------------
Zions Bancorp                 11,700        693,459
---------------------------------------------------
                                         77,491,801
---------------------------------------------------
COMMERCIAL SERVICES &
   SUPPLIES- 3.83%

Automatic Data
   Processing, Inc.           43,000      2,505,610
---------------------------------------------------
BISYS Group, Inc.*             6,200        218,550
---------------------------------------------------
Certegy, Inc.*                 3,550        140,935
---------------------------------------------------
Concord EFS, Inc.*            12,200        405,650
---------------------------------------------------
Deluxe Corp.                   5,800        268,308
---------------------------------------------------
DST Systems, Inc.*             3,300        164,340
---------------------------------------------------
Equifax, Inc.(1)              11,000        328,900
---------------------------------------------------
First Data Corp.              20,900      1,823,525
---------------------------------------------------
Fiserv, Inc.*                  5,950        273,641
---------------------------------------------------
H&R Block, Inc.                9,100        404,495
---------------------------------------------------
Paychex, Inc.                 29,000      1,151,300
---------------------------------------------------
Total System Services, Inc.    4,100        103,115
---------------------------------------------------
                                          7,788,369
---------------------------------------------------
DIVERSIFIED FINANCIALS-34.39%

Ambac Financial
   Group, Inc.                10,400        614,328
---------------------------------------------------
American Express Co.         126,600      5,185,536
---------------------------------------------------
Bear Stearns Co., Inc.         8,100        508,275
---------------------------------------------------
Capital One
   Financial Corp.            32,200      2,055,970
---------------------------------------------------
Citigroup, Inc.              289,298     14,326,037
---------------------------------------------------
Countrywide Credit
   Industries, Inc.           15,500        693,625
---------------------------------------------------
Eaton Vance Corp.              1,900         75,905
---------------------------------------------------

--------------------------------------------------------------------------------
10                                                   UBS Global Asset Management

UBS Financial Services Fund

PORTFOLIO OF INVESTMENTS - MARCH 31, 2002





COMMON STOCKS - (CONCLUDED)
SECURITY DESCRIPTION         SHARES    MARKET VALUE
---------------------------------------------------
DIVERSIFIED FINANCIALS- (CONCLUDED)

Federal Home Loan
   Mortgage Corp.             74,200   $  4,702,054
---------------------------------------------------
Federal National
   Mortgage Association      120,100      9,593,588
---------------------------------------------------
Franklin Resources, Inc.      21,100        884,512
---------------------------------------------------
Goldman Sachs
   Group, Inc.                13,400      1,209,350
---------------------------------------------------
Household
   International, Inc.        53,900      3,061,520
---------------------------------------------------
J.P. Morgan Chase & Co.      185,570      6,615,570
---------------------------------------------------
Legg Mason, Inc.               2,600        138,008
---------------------------------------------------
Lehman Brothers
   Holdings, Inc.(1)          31,900      2,062,016
---------------------------------------------------
MBNA Corp.                     91,00      3,509,870
---------------------------------------------------
Merrill Lynch & Co., Inc.(1)  79,600      4,408,248
---------------------------------------------------
Morgan Stanley Dean
   Witter & Co.              102,600      5,880,006
---------------------------------------------------
Neuberger Berman, Inc.         4,900        229,565
---------------------------------------------------
SEI Investments Co.            1,900         81,339
---------------------------------------------------
State Street Corp.            32,600      1,805,388
---------------------------------------------------
Stilwell Financial, Inc.      17,000        416,330
---------------------------------------------------
T. Rowe Price Group, Inc.      8,400        327,012
---------------------------------------------------
USA Education, Inc.           17,000      1,662,600
---------------------------------------------------
                                         70,046,652
---------------------------------------------------
HEALTH CARE PROVIDERS
   & SERVICES- 0.70%

CIGNA Corp.                   14,100      1,429,599
---------------------------------------------------
INSURANCE- 19.11%

ACE Ltd.                       5,000        208,500
---------------------------------------------------
AFLAC, Inc.                   59,200      1,746,400
---------------------------------------------------
Allmerica Financial Corp.      3,600        161,640
---------------------------------------------------
Allstate Corp.                68,400      2,583,468
---------------------------------------------------
American International
   Group, Inc.               213,000     15,365,820
---------------------------------------------------
AON Corp.                     25,100        878,500
---------------------------------------------------
Chubb Corp.                   15,900      1,162,290
---------------------------------------------------
Cincinnati Financial Corp.     8,300        362,378
---------------------------------------------------
Gallagher Arthur J. & Co.      6,400        209,728
---------------------------------------------------
Hartford Financial Services
   Group, Inc.                24,000      1,634,880
---------------------------------------------------
Jefferson-Pilot Corp.         19,450        974,056
---------------------------------------------------
John Hancock Financial
   Services, Inc.             26,300      1,004,397
---------------------------------------------------
Lincoln National Corp.        17,200        872,556
---------------------------------------------------
Loews Corp.                   17,400      1,019,292
---------------------------------------------------


SECURITY DESCRIPTION         SHARES    MARKET VALUE
---------------------------------------------------
INSURANCE- (concluded)

Marsh & McLennan
   Cos., Inc.                 29,200   $  3,292,008
---------------------------------------------------
MBIA, Inc.                    13,200        721,908
---------------------------------------------------
Metlife, Inc.(1)              62,200      1,959,300
---------------------------------------------------
MGIC Investment Corp.(1)      13,000        889,590
---------------------------------------------------
Nationwide Financial
   Services, Inc.              6,000        256,800
---------------------------------------------------
Old Republic
   International Corp.         5,200        166,244
---------------------------------------------------
PMI Group, Inc.                6,900        522,744
---------------------------------------------------
Progressive Corp.              4,300        716,466
---------------------------------------------------
Protective Life Corp.          6,500        202,670
---------------------------------------------------
Radian Group, Inc.             4,500        220,860
---------------------------------------------------
Reinsurance Group of
   America, Inc.               2,000         62,620
---------------------------------------------------
St. Paul Cos., Inc.           18,400        843,640
---------------------------------------------------
Torchmark Corp.                7,600        306,204
---------------------------------------------------
Unum Provident Corp.          20,900        583,737
---------------------------------------------------
                                         38,928,696
---------------------------------------------------
IT CONSULTING & SERVICES- 0.20%

SunGard Data Systems,
   Inc.*                      12,500        412,125
---------------------------------------------------
REAL ESTATE- 1.60%

Avalonbay
   Communities, Inc.           2,100        104,580
---------------------------------------------------
Duke Realty Corp.             11,900        309,400
---------------------------------------------------
Equity Office
   Properties Trust           28,100        842,719
---------------------------------------------------
Equity Residential
   Properties Trust           26,200        752,988
---------------------------------------------------
Host Marriott Corp.           32,000        382,400
---------------------------------------------------
iStar Financial, Inc.          5,700        164,730
---------------------------------------------------
Kimco Realty Corp.             4,400        143,880
---------------------------------------------------
Liberty Property Trust         3,500        112,875
---------------------------------------------------
Public Storage, Inc.           2,700         99,927
---------------------------------------------------
Rouse Co.                      4,100        127,018
---------------------------------------------------
Vornado Realty Trust           5,100        225,216
---------------------------------------------------
                                          3,265,733
---------------------------------------------------
SOFTWARE- 0.05%

Jack Henry &
   Associates, Inc.            4,600        102,028
---------------------------------------------------
Total Common Stocks
   (cost-$172,566,376)                 $199,465,003
---------------------------------------------------


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 11

UBS Financial Services Fund

PORTFOLIO OF INVESTMENTS - MARCH 31, 2002


SECURITY DESCRIPTION        SHARES   MARKET VALUE
-------------------------------------------------
TRACKING STOCK- 1.66%

Financial Select Sector
   SPDR Trust
(cost-$3,419,887)          125,000   $  3,393,750
-------------------------------------------------
Total Investments (cost-
$175,986,263)-99.59%                  202,858,753
-------------------------------------------------
Other assets in excess of
   liabilities-0.41%                      829,837
-------------------------------------------------
Net Assets-100.00%                   $203,688,590
-------------------------------------------------

*     Non-Income producing security.

(1)   Security, or a portion thereof, was on loan at March 31, 2002.
















                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
12                                                   UBS Global Asset Management

UBS Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2002


ASSETS

Investments in securities, at value (cost-$175,986,263)            $202,858,753
-------------------------------------------------------------------------------
Investments of cash collateral received for securities loaned,
  at value (cost-$5,860,806)                                          5,860,806
-------------------------------------------------------------------------------
Receivable for investments sold                                       5,427,425
-------------------------------------------------------------------------------
Receivable for fund shares sold                                           5,556
-------------------------------------------------------------------------------
Dividends receivable                                                    286,382
-------------------------------------------------------------------------------
Other assets                                                             49,395
-------------------------------------------------------------------------------
Total assets                                                        214,488,317
-------------------------------------------------------------------------------
LIABILITIES

Payable for cash collateral for securities loaned                     5,860,806
-------------------------------------------------------------------------------
Payable for investments purchased                                     3,419,888
-------------------------------------------------------------------------------
Payable to custodian                                                    601,742
-------------------------------------------------------------------------------
Payable for fund shares repurchased                                     555,941
-------------------------------------------------------------------------------
Payable to affiliates                                                   223,248
-------------------------------------------------------------------------------
Accrued expenses and other liabilities                                  138,102
-------------------------------------------------------------------------------
Total liabilities                                                    10,799,727
-------------------------------------------------------------------------------
NET ASSETS

Capital stock of $0.001 par value outstanding                       178,047,544
-------------------------------------------------------------------------------
Accumulated undistributed net investment income                         322,525
-------------------------------------------------------------------------------
Accumulated net realized losses from investment transactions         (1,553,969)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                           26,872,490
-------------------------------------------------------------------------------
Net assets                                                         $203,688,590
-------------------------------------------------------------------------------













                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
UBS Global Asset Management                                                 13

UBS Financial Services Fund

STATEMENT OF ASSETS AND LIABILITIES - MARCH 31, 2002 (CONCLUDED)


CLASS A:

Net assets                                                        $109,600,016
------------------------------------------------------------------------------
Shares outstanding                                                   4,073,979
------------------------------------------------------------------------------
Net asset value per share                                          $     26.90
------------------------------------------------------------------------------
Maximum offering price per share (net asset value plus sales
  charge of 5.50% of offering price)                               $     28.47
------------------------------------------------------------------------------
CLASS B:

Net assets                                                         $63,236,487
------------------------------------------------------------------------------
Shares outstanding                                                   2,489,404
------------------------------------------------------------------------------
Net asset value and offering price per share                       $     25.40
------------------------------------------------------------------------------
CLASS C:

Net assets                                                         $29,052,725
------------------------------------------------------------------------------
Shares outstanding                                                   1,146,238
------------------------------------------------------------------------------
Net asset value per share                                          $     25.35
------------------------------------------------------------------------------
Maximum offering price per share (net asset value plus sales
  charge of 1.00% of offering price)                               $     25.61
------------------------------------------------------------------------------
CLASS Y:

Net assets                                                         $ 1,799,362
------------------------------------------------------------------------------
Shares outstanding                                                      66,612
------------------------------------------------------------------------------
Net asset value, offering price and redemption value per share     $     27.01
------------------------------------------------------------------------------












                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
14                                                   UBS Global Asset Management

UBS Financial Services Fund

STATEMENT OF OPERATIONS


                                                                           FOR THE
                                                                        YEAR ENDED
                                                                    MARCH 31, 2002
                                                                   ---------------
INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $352)                      $4,052,788
----------------------------------------------------------------------------------
Interest                                                                    31,175
----------------------------------------------------------------------------------
                                                                         4,083,963
----------------------------------------------------------------------------------
EXPENSES:

  Investment advisory and administration fees                            1,530,952
----------------------------------------------------------------------------------
  Service fees-Class A                                                     283,657
----------------------------------------------------------------------------------
  Service and distribution fees-Class B                                    716,061
----------------------------------------------------------------------------------
  Service and distribution fees-Class C                                    311,994
----------------------------------------------------------------------------------
  Transfer agency and related services fees                                260,757
----------------------------------------------------------------------------------
  Custody and accounting                                                   131,224
----------------------------------------------------------------------------------
  Reports and notices to shareholders                                       93,790
----------------------------------------------------------------------------------
  Professional fees                                                         78,658
----------------------------------------------------------------------------------
  State registration fees                                                   46,380
----------------------------------------------------------------------------------
  Directors' fees                                                            8,345
----------------------------------------------------------------------------------
  Other expenses                                                            13,490
----------------------------------------------------------------------------------
                                                                         3,475,308
----------------------------------------------------------------------------------
Less: Fee waiver from investment advisor                                      (416)
----------------------------------------------------------------------------------
Net expenses                                                             3,474,892
----------------------------------------------------------------------------------
Net investment income                                                      609,071
----------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAINS (LOSSES) FROM INVESTMENT ACTIVITIES:

Net realized losses from investment transactions                           (16,425)
----------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation of investments        7,399,274
----------------------------------------------------------------------------------
Net realized and unrealized gains from investment transactions           7,382,849
----------------------------------------------------------------------------------
Net increase in net assets resulting from operations                    $7,991,920
----------------------------------------------------------------------------------





                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
UBS Global Asset Management                                                 15

UBS Financial Services Fund

STATEMENT OF CHANGES IN NET ASSETS


                                                                          FOR THE YEARS ENDED
                                                                                    MARCH 31,
                                                               ------------------------------
                                                                       2002              2001
---------------------------------------------------------------------------------------------
FROM OPERATIONS:

Net investment income                                          $    609,071      $      8,249
---------------------------------------------------------------------------------------------
Net realized gains (losses) from investment transactions            (16,425)       49,207,733
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation/depreciation
  of investments                                                  7,399,274       (14,010,505)
---------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations              7,991,920        35,205,477
---------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

Net investment income-Class A                                      (261,241)                -
---------------------------------------------------------------------------------------------
Net investment income-Class B                                             -                 -
---------------------------------------------------------------------------------------------
Net investment income-Class C                                             -                 -
---------------------------------------------------------------------------------------------
Net investment income-Class Y                                        (7,765)                -
---------------------------------------------------------------------------------------------
Net realized gains from investment transactions-Class A          (2,535,399)      (18,721,687)
---------------------------------------------------------------------------------------------
Net realized gains from investment transactions-Class B          (1,608,237)      (12,862,489)
---------------------------------------------------------------------------------------------
Net realized gains from investment transactions-Class C            (723,550)       (5,627,026)
---------------------------------------------------------------------------------------------
Net realized gains from investment transactions-Class Y             (57,437)         (386,939)
---------------------------------------------------------------------------------------------
                                                                 (5,193,629)      (37,598,141)
---------------------------------------------------------------------------------------------
FROM CAPITAL STOCK TRANSACTIONS:

Net proceeds from the sale of shares                              7,160,404        67,392,070
---------------------------------------------------------------------------------------------
Cost of shares repurchased                                      (48,155,928)     (119,676,765)
---------------------------------------------------------------------------------------------
Proceeds from dividends reinvested                                4,670,009        33,132,764
---------------------------------------------------------------------------------------------
Net decrease in net assets from capital stock transactions      (36,325,515)      (19,151,931)
---------------------------------------------------------------------------------------------
Net decrease in net assets                                      (33,527,224)      (21,544,595)
---------------------------------------------------------------------------------------------
NET ASSETS:

Beginning of year                                               237,215,814       258,760,409
---------------------------------------------------------------------------------------------
End of year (including undistributed net investment
  income of $322,525 for the year ended March 31, 2002)        $203,688,590      $237,215,814
---------------------------------------------------------------------------------------------







                 See accompanying notes to financial statements
--------------------------------------------------------------------------------
16                                                   UBS Global Asset Management

                 (This page has been left blank intentionally.)






























--------------------------------------------------------------------------------
UBS Global Asset Management                                                 17

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

UBS Financial Services Fund Inc., formerly known as Brinson Financial Services Growth Fund Inc. (the "Fund"), is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end management investment company. The Fund was incorporated in the state of Maryland on February 13, 1986.

The Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the Fund, and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--The Fund calculates net asset values based on the current market value for its portfolio's securities. The Fund normally obtains market values for its securities from independent pricing sources. Independent pricing sources may use reported last sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the last sale price on Nasdaq prior to valuation. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (US) Inc. ("UBS Global AM," formerly known as Brinson Advisors, Inc.), the investment advisor and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing


--------------------------------------------------------------------------------
18                                                   UBS Global Asset Management

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors (the "Board"). The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Fund's Board determines that this does not represent fair value.

REPURCHASE AGREEMENTS--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.


INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 19

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

CONCENTRATION OF RISK

The Fund invests primarily in equity securities of financial services companies. Economic, legislative and regulatory developments impacting those industries may affect the market value of the Fund's investments. In addition, the Fund's ability to invest in foreign equity securities and ability to use options and futures contracts also entail special risks.


INVESTMENT ADVISOR AND ADMINISTRATOR

The Fund has an Investment Advisory and Administration Contract ("Advisory Contract") with UBS Global AM, under which UBS Global AM serves as investment advisor and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays UBS Global AM an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.70% of the Fund's average daily net assets. UBS Global AM pays DSI International Management, Inc. ("DSI"), an indirect wholly owned asset management subsidiary of UBS AG, to serve as the Fund's sub-advisor. UBS Global AM (not the Fund) pays DSI a fee, accrued daily and paid monthly, at an annual rate of 0.35% of the Fund's average daily net assets. At March 31, 2002, the Fund owed UBS Global AM $121,332 in investment advisory and administration fees. UBS Global AM waived a portion of its investment advisory and administration fees in connection with the Fund's investment of cash collateral from securities lending in the UBS Private Money Market Fund LLC. For the year ended March 31, 2002, UBS Global AM waived $416.

For the year ended March 31, 2002, the Fund did not pay any brokerage commissions to UBS PaineWebber Inc. ("UBS PaineWebberSM*"), an indirect wholly owned subsidiary of UBS AG, or any other affiliated broker-dealer for transactions executed on behalf of the Fund.


DISTRIBUTION PLANS

UBS Global AM is the principal underwriter of the Fund's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Fund pays UBS Global AM monthly service fees at an annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares. At March 31, 2002, the Fund owed UBS Global AM $101,726 in service and distribution fees.

UBS Global AM also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A and Class C shares and the contingent


------------------
*UBS PaineWebber is a service mark of UBS AG.

--------------------------------------------------------------------------------
20                                                   UBS Global Asset Management

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. UBS Global AM earned $206,761 in sales charges from the Fund for the year ended March 31, 2002.


TRANSFER AGENCY AND RELATED SERVICES FEES

UBS PaineWebber provides certain transfer agency related services to the Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), the Fund's transfer agent, and is compensated for these services by PFPC, not the Fund. For the year ended March 31, 2002, UBS PaineWebber received from PFPC, not the Fund, approximately 48% of the total transfer agency and related services fees collected by PFPC from the Fund.


SECURITIES LENDING

The Fund may lend securities up to 331|M/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to the market value of the securities loaned, plus accrued interest, determined on a daily basis and adjusted accordingly. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Fund receives compensation, which is included in interest income, for lending its securities from interest earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. For the year ended March 31, 2002, the Fund earned $13,534 for lending securities. The Fund's lending agent is UBS PaineWebber, which earned $4,424 in compensation from the Fund in that capacity for the year ended March 31, 2002.

At March 31, 2002, the Fund owed UBS PaineWebber $190 in compensation as securities lending agent.






--------------------------------------------------------------------------------
UBS Global Asset Management                                                 21

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

At March 31, 2002, the Fund's custodian held cash and/or cash equivalents having an aggregate value of $5,860,806 as collateral for portfolio securities loaned having a market value of $5,754,572. The cash collateral was invested in the following money market funds:

 NUMBER OF                                                                       MARKET
   SHARES                                                                         VALUE
-----------                                                                   ----------
       62     AIM Liquid Assets Portfolio                                     $       62
----------------------------------------------------------------------------------------
       61     AIM Prime Portfolio                                                     61
----------------------------------------------------------------------------------------
5,753,830     BlackRock Provident Institutional Temp Fund                      5,753,830
----------------------------------------------------------------------------------------
      919     Dreyfus Cash Management Fund                                           919
----------------------------------------------------------------------------------------
   30,052     Scudder Institutional Fund, Inc.                                    30,052
----------------------------------------------------------------------------------------
   75,882     UBS Private Money Market Fund LLC                                   75,882
----------------------------------------------------------------------------------------
              Total investments of cash collateral for securities loaned
              (cost-$5,860,806)                                               $5,860,806
----------------------------------------------------------------------------------------

BANK LINE OF CREDIT

The Fund participates with other funds managed, advised or sub-advised by UBS Global AM in a $300 million committed credit facility ("Facility") with UBS AG, Stamford Branch, to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Fund at the request of the shareholders and other temporary or emergency purposes. Under the Facility arrangement, the Fund has agreed to pay a commitment fee, pro rata, based on the relative asset size of the Funds in the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. For the year ended March 31, 2002, the Fund did not borrow under the Facility

FEDERAL TAX STATUS

At March 31, 2002, the components of net unrealized appreciation of investments were as follows:


Gross appreciation (investments having an excess of value over cost)     $32,821,404
------------------------------------------------------------------------------------
Gross depreciation (investments having an excess of cost over value)      (6,464,304)
------------------------------------------------------------------------------------
Net unrealized appreciation of investments                               $26,357,100
------------------------------------------------------------------------------------

For the year ended March 31, 2002, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $57,556,337 and $99,130,261, respectively.

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated



--------------------------------------------------------------------------------
22                                                   UBS Global Asset Management

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended March 31, 2002 and March 31, 2001 were as follows:



DISTRIBUTIONS PAID FROM:             2002            2001
-----------------------------------------------------------
Ordinary income                 $5,193,629      $17,347,305
-----------------------------------------------------------
Net long-term capital gains              -       20,250,836
-----------------------------------------------------------
Total distributions paid        $5,193,629      $37,598,141
-----------------------------------------------------------

At March 31, 2002, the components of accumulated earnings (deficit) on a tax basis were as follows:


Undistributed ordinary income            $   316,274
----------------------------------------------------
Accumulated earnings                         316,274
----------------------------------------------------
Accumulated capital and other losses      (1,032,328)
----------------------------------------------------
Unrealized appreciation                   26,357,100
----------------------------------------------------
Total accumulated earnings (deficit)     $25,641,046
----------------------------------------------------

The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and return of capital adjustments from real estate investment trusts.

In accordance with U.S. Treasury regulations, the Fund has elected to defer realized capital losses of $1,032,328 arising after October 31, 2001. Such losses are treated for tax purposes as arising on April 1, 2002.

To reflect reclassifications arising from permanent "book/tax" differences for the year ended March 31, 2002, undistributed net investment income was decreased by $17,540, accumulated net realized losses from investment transactions were increased by $752,596 and capital stock was increased by $770,136.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                 23

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS

CAPITAL STOCK

There are 300 million shares of $0.001 par value common stock authorized for the Fund. Transactions in common stock were as follows:




                                      CLASS A                              CLASS B
FOR THE YEAR ENDED       ----------------------------------   ---------------------------------
MARCH 31, 2002:               SHARES            AMOUNT             SHARES            AMOUNT
-----------------------------------------------------------------------------------------------
Shares sold                     71,501     $  1,884,840             102,019     $  2,563,370
-----------------------------------------------------------------------------------------------
Shares repurchased            (805,178)     (21,110,609)           (727,153)     (18,039,773)
-----------------------------------------------------------------------------------------------
Shares converted from
  Class B to Class A           108,387        2,793,197            (114,554)      (2,793,197)
-----------------------------------------------------------------------------------------------
Dividends reinvested            98,526        2,451,323              62,346        1,467,620
-----------------------------------------------------------------------------------------------
Net decrease                  (526,764)    $(13,981,249)           (677,342)    $(16,801,980)
-----------------------------------------------------------------------------------------------

FOR THE YEAR ENDED
MARCH 31, 2001:
-----------------------------------------------------------------------------------------------
Shares sold                  1,478,315     $ 42,982,026             310,913     $  8,680,759
-----------------------------------------------------------------------------------------------
Shares repurchased          (2,246,330)     (64,862,296)         (1,067,542)     (29,234,339)
-----------------------------------------------------------------------------------------------
Shares converted from
  Class B to Class A            73,018        2,106,331             (75,931)      (2,106,331)
-----------------------------------------------------------------------------------------------
Dividends reinvested           560,101       15,744,459             437,939       11,728,008
-----------------------------------------------------------------------------------------------
Net decrease                  (134,896)    $ (4,029,480)           (394,621)    $(10,931,903)
-----------------------------------------------------------------------------------------------











--------------------------------------------------------------------------------
24                                                   UBS Global Asset Management

UBS Financial Services Fund

NOTES TO FINANCIAL STATEMENTS



            CLASS C                        CLASS Y
------------------------------  -----------------------------
     SHARES        AMOUNT             SHARES        AMOUNT
-------------------------------------------------------------
     85,108     $ 2,129,273           21,620     $  582,921
-------------------------------------------------------------
   (313,087)     (7,756,510)         (47,599)    (1,249,036)
-------------------------------------------------------------
      -                   -                -              -
-------------------------------------------------------------
     29,312         688,547            2,504         62,519
-------------------------------------------------------------
   (198,667)    $(4,938,690)         (23,475)    $ (603,596)
-------------------------------------------------------------
    532,074     $15,016,528           25,304     $  712,757
-------------------------------------------------------------
   (876,283)    (24,386,715)         (42,053)    (1,193,415)
-------------------------------------------------------------
          -               -                -              -
-------------------------------------------------------------
    198,149       5,292,568           13,054        367,729
-------------------------------------------------------------
   (146,060)    $(4,077,619)          (3,695)    $ (112,929)
-------------------------------------------------------------

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 25

UBS Financial Services Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year is presented below:



                                                                          CLASS A
                                      ------------------------------------------------------------------------------
                                                               FOR THE YEARS ENDED MARCH 31,
                                      ------------------------------------------------------------------------------
                                           2002           2001#            2000             1999             1998
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR                     $  26.42        $  26.68         $  30.24        $  33.56         $ 23.41
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                0.17 @          0.11 @           0.10 @          0.33 @          0.20
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investments                 0.98 @          4.11 @          (2.79)@         (2.96)@         11.75
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                     1.15            4.22            (2.69)          (2.63)          11.95
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment
  income                                   (0.06)              -            (0.08)          (0.28)          (0.21)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized
  gains from investment
  transactions                             (0.61)          (4.48)           (0.79)          (0.41)          (1.59)
-----------------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions          (0.67)          (4.48)           (0.87)          (0.69)          (1.80)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  END OF YEAR                           $  26.90        $  26.42         $  26.68         $ 30.24        $  33.56
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                 4.55%          14.79%           (8.88)%         (7.81)%         51.92%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's)        $ 109,600       $ 121,562        $ 126,334       $ 204,433       $ 209,818
-----------------------------------------------------------------------------------------------------------------------------------
Expenses to average net assets,
  net of waivers from advisor (2)           1.21%           1.23%            1.23%           1.17%           1.17%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, net of
  waivers from advisor (2)                  0.65%           0.40%            0.35%           1.07%           1.12%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                            26%            107%             122%             59%             23%
-----------------------------------------------------------------------------------------------------------------------------------

1. Total investment return is calculated assuming a $10,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each year reported. The figures do not include sales charges or program fees; results would be lower if they were included.

2. During the years ended March 31, 2002 and March 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@  Calculated using the average shares outstanding for the year.

# Effective February 8, 2001, DSI International Management, Inc. assumed day-to-day portfolio management responsibilities.






--------------------------------------------------------------------------------
26                                                   UBS Global Asset Management

UBS Financial Services Fund

FINANCIAL HIGHLIGHTS



                                       CLASS B
       ------------------------------------------------------------------------
                            FOR THE YEARS ENDED MARCH 31,
       ------------------------------------------------------------------------
           2002           2001#          2000            1999           1998
-------------------------------------------------------------------------------
         $ 25.12        $ 25.73        $ 29.35         $ 32.62       $ 22.87
-------------------------------------------------------------------------------
           (0.04)@        (0.12)@        (0.12)@          0.09 @        0.09
-------------------------------------------------------------------------------
            0.93 @         3.99 @        (2.71)@         (2.87)@       11.34
-------------------------------------------------------------------------------
            0.89           3.87          (2.83)          (2.78)        11.43
-------------------------------------------------------------------------------
               -              -              -           (0.08)        (0.09)
-------------------------------------------------------------------------------
           (0.61)         (4.48)         (0.79)          (0.41)        (1.59)
-------------------------------------------------------------------------------
           (0.61)         (4.48)         (0.79)          (0.49)        (1.68)
-------------------------------------------------------------------------------
         $ 25.40        $ 25.12        $ 25.73         $ 29.35       $ 32.62
-------------------------------------------------------------------------------
            3.72%         13.95%         (9.63)%         (8.51)%       50.80%
-------------------------------------------------------------------------------
         $63,237        $79,557        $91,643        $195,392      $198,473
-------------------------------------------------------------------------------
            2.02%          2.04%          2.02%           1.94%         1.92%
-------------------------------------------------------------------------------
           (0.15)%        (0.42)%        (0.44)%          0.29%         0.37%
-------------------------------------------------------------------------------
              26%           107%           122%             59%           23%
-------------------------------------------------------------------------------





--------------------------------------------------------------------------------
UBS Global Asset Management                                                 27

UBS Financial Services Fund

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period is presented below:



                                                                         CLASS C
                                       ----------------------------------------------------------------------------
                                                              FOR THE YEARS ENDED MARCH 31,
                                       ----------------------------------------------------------------------------
                                            2002           2001#            2000            1999           1998
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                     $ 25.06         $ 25.68         $ 29.28         $ 32.56        $ 22.84
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                (0.03)@         (0.11)@         (0.12)@          0.08 @         0.12
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gains
  (losses) from investments                  0.93 @          3.97 @         (2.69)@         (2.86)@        11.28
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from
  investment operations                      0.90            3.86           (2.81)          (2.78)         11.40
-------------------------------------------------------------------------------------------------------------------
Dividends from net investment
  income                                        -               -               -           (0.09)         (0.09)
-------------------------------------------------------------------------------------------------------------------
Distributions from net realized
  gains from investment
  transactions                              (0.61)          (4.48)          (0.79)          (0.41)         (1.59)
-------------------------------------------------------------------------------------------------------------------
Total dividends and distributions           (0.61)          (4.48)          (0.79)          (0.50)         (1.68)
-------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  END OF PERIOD                           $ 25.35         $ 25.06         $ 25.68         $ 29.28        $ 32.56
-------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (1)                  3.77%          13.94%          (9.59)%         (8.50)%        50.76%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)          $ 29,053        $ 33,710        $ 38,282        $ 78,670       $ 63,809
-------------------------------------------------------------------------------------------------------------------
Expenses to average net assets, net
  of waivers from advisor (2)                2.00%           2.03%           2.01%           1.94%          1.92%
-------------------------------------------------------------------------------------------------------------------
Net investment income (loss) to
  average net assets, net of
  waivers from advisor (2)                  (0.14)%         (0.41)%         (0.43)%          0.27%          0.36%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover                             26%            107%            122%             59%            23%
-------------------------------------------------------------------------------------------------------------------

1. Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or program fees; results would be lower if they were included. Total investment return for periods less than one year has not been annualized.

2. During the years ended March 31, 2002 and March 31, 2001, UBS Global AM waived a portion of its advisory and administration fees. The ratios excluding the waiver are the same since the fee waiver represents less than 0.005%.

@  Calculated using the average shares outstanding for the year.

# Effective February 8, 2001, DSI International Management, Inc. assumed day-to-day portfolio management responsibilities.

*  Annualized.

+  Commencement of issuance of shares.

--------------------------------------------------------------------------------
28                                                   UBS Global Asset Management

UBS Financial Services Fund

FINANCIAL HIGHLIGHTS



                                  CLASS Y
     ------------------------------------------------------------------
              FOR THE YEARS ENDED MARCH 31,            FOR THE PERIOD
     -----------------------------------------------  MARCH 30, 1998+
         2002       2001#        2000        1999     TO MARCH 31, 1998
-----------------------------------------------------------------------
      $ 26.50     $ 26.67     $ 30.23     $ 33.56          $ 33.22
-----------------------------------------------------------------------
         0.21 @      0.18 @      0.17 @      0.34 @              -
-----------------------------------------------------------------------
         0.99 @      4.13 @     (2.82)@     (2.89)@           0.34
-----------------------------------------------------------------------
         1.20        4.31       (2.65)      (2.55)            0.34
-----------------------------------------------------------------------
        (0.08)          -       (0.12)      (0.37)               -
-----------------------------------------------------------------------
        (0.61)      (4.48)      (0.79)      (0.41)               -
-----------------------------------------------------------------------
        (0.69)      (4.48)      (0.91)      (0.78)               -
-----------------------------------------------------------------------
      $ 27.01     $ 26.50     $ 26.67     $ 30.23          $ 33.56
-----------------------------------------------------------------------
         4.73%      15.15%      (8.76)%     (7.57)%           1.02 %
-----------------------------------------------------------------------
      $ 1,799    $  2,387     $ 2,502     $ 5,292          $     2
-----------------------------------------------------------------------
         1.09%       1.00%       1.00%       0.90%            0.80%*
-----------------------------------------------------------------------
         0.78%       0.63%       0.58%       1.22%            0.00%*
-----------------------------------------------------------------------
           26%        107%        122%         59%              23%
-----------------------------------------------------------------------



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 29

UBS Financial Services Fund

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

The Board of Directors and Shareholders
UBS Financial Services Fund Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of UBS Financial Services Fund Inc. as of March 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Financial Services Fund Inc. at March 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.



                                                               [GRAPHIC OMITTED]



New York, New York
May 17, 2002



--------------------------------------------------------------------------------
30                                                   UBS Global Asset Management

UBS Financial Services Fund

TAX INFORMATION (UNAUDITED)

We are required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (March 31, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the distributions paid during the fiscal year by the Fund were taxable as ordinary income. In addition, 29.09% of the distributions qualified for the dividends received deduction available to corporate shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since the Fund's fiscal year is not the calendar year, another notification will be sent in respect to calendar year 2002. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 31

UBS Financial Services Fund

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF DIRECTORS & OFFICERS

The Fund is governed by a Board of Directors which oversees the Fund's operations and each of whom serves an indefinite term of office. Officers are appointed by the Directors and serve at the pleasure of the Board. The table below shows, for each Director and Officer, his or her name, address and age, the position held with the Fund, the length of time served as a Director or Officer of the Fund and the Director's or Officer's principal occupations during the last five years.

The Fund's Statement of Additional Information contains additional information about the Directors and Officers and is available, without charge, upon request, by calling 1-800-647-1568.


INTERESTED DIRECTORS



                              Position(s)
     Name, Address,            Held With        Length of        Principal Occupation(s)
        and Age                  Fund          Time Served         During Past 5 Years
------------------------------------------------------------------------------------------------
 Margo N. Alexander*+;        Director         Since 1996    Mrs. Alexander is an executive vice
 55                                                          president of UBS PaineWebber Inc.
                                                             (since March 1984). She was chief
                                                             executive officer of UBS Global
                                                             AM from January 1995 to
                                                             October 2000, a director (from
                                                             January 1995 to September 2001)
                                                             and chairman (from March 1999
                                                             to September 2001).

 E. Garrett Bewkes, Jr.**+;   Director and     Since 1986    Mr. Bewkes serves as a consultant
 75                           Chairman of                    to UBS PaineWebber (since
                              the Board of                   May 1999). Prior to November
                              Directors                      2000, he was a director of Paine
                                                             Webber Group Inc. ("PW Group,"
                                                             formerly the holding company of
                                                             UBS PaineWebber and UBS Global
                                                             AM) and prior to 1996, he was a
                                                             consultant to PW Group. Prior to
                                                             1988, he was chairman of the
                                                             board, president and chief
                                                             executive officer of American
                                                             Bakeries Company.



--------------------------------------------------------------------------------
32                                                   UBS Global Asset Management

UBS Financial Services Fund

SUPPLEMENTAL INFORMATION (UNAUDITED)



                 Number of
         Portfolios in Fund Complex                      Other Directorships
            Overseen by Director                           Held by Director
-----------------------------------------------------------------------------------------
 Mrs. Alexander is a director or trustee of             None
 22 investment companies (consisting of 43
 portfolios) for which UBS Global AM, UBS
 PaineWebber or one of their affiliates
 serves as investment advisor, sub-advisor
 or manager.

 Mr. Bewkes is a director or trustee of 34              Mr. Bewkes is also a director of
 investment companies (consisting of 55                 Interstate Bakeries Corporation.
 portfolios) for which UBS Global AM, UBS
 PaineWebber or one of their affiliates
 serves as investment advisor, sub-advisor
 or manager.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                 33

UBS Financial Services Fund

INDEPENDENT DIRECTORS




                            Position(s)
    Name, Address,           Held With     Length of          Principal Occupation(s)
      and Age                  Fund       Time Served           During Past 5 Years
------------------------------------------------------------------------------------------------
 Richard Q. Armstrong; 66   Director      Since 1996       Mr. Armstrong is chairman and
 R.Q.A. Enterprises                                        principal of R.Q.A. Enterprises
 One Old Church Road -                                     (management consulting firm)
 Unit # 6                                                  (since April 1991 and principal
 Greenwich, CT 06830                                       occupation since March 1995). Mr.
                                                           Armstrong was chairman of the
                                                           board, chief executive officer and
                                                           co-owner of Adirondack
                                                           Beverages (producer and
                                                           distributor of soft drinks and
                                                           sparkling/still waters)
                                                           (October 1993-March 1995). He
                                                           was a partner of The New England
                                                           Consulting Group (management
                                                           consulting firm) (December 1992-
                                                           September 1993). He was
                                                           managing director of LVMH U.S.
                                                           Corporation (U.S. subsidiary of the
                                                           French luxury goods
                                                           conglomerate, Louis Vuitton Mo-t
                                                           Hennessey Corporation)
                                                           (1987-1991) and chairman of its
                                                           wine and spirits subsidiary,
                                                           Schieffelin & Somerset Company
                                                           (1987-1991).

 David J. Beaubien; 67      Director      Since 2001       Mr. Beaubien is chairman of
 101 Industrial Road                                       Yankee Environmental Systems,
 Turners Falls, MA 01376                                   Inc., a manufacturer of
                                                           meteorological measuring
                                                           systems. Prior to January 1991, he
                                                           was senior vice president of
                                                           EG&G, Inc., a company which
                                                           makes and provides a variety of
                                                           scientific and technically oriented
                                                           products and services. From 1985
                                                           to January 1995, Mr. Beaubien
                                                           served as a director or trustee on
                                                           the boards of the Kidder, Peabody
                                                           & Co. Incorporated mutual funds.




--------------------------------------------------------------------------------
34                                                   UBS Global Asset Management

UBS Financial Services Fund

                    Number of
              Portfolios in Fund Complex                   Other Directorships
                  Overseen by Director                      Held by Director
-----------------------------------------------------------------------------------
  Mr. Armstrong is a director or trustee of 22     Mr. Armstrong is also a director
  investment companies (consisting of 43           of AlFresh Beverages Canada,
  portfolios) for which UBS Global AM, UBS         Inc.
  PaineWebber or one of their affiliates           (a Canadian Beverage subsidiary
  serves as investment advisor, sub-advisor        of AlFresh Foods Inc.) (since
  or manager.                                      October 2000).











  Mr. Beaubien is a director or trustee of 22      Mr. Beaubien is also a director
  investment companies (consisting of 43           of IEC Electronics, Inc., a
  portfolios) for which UBS Global AM, UBS         manufacturer of electronic
  PaineWebber or one of their affiliates           assemblies.
  serves as investment advisor, sub-advisor
  or manager.




--------------------------------------------------------------------------------
UBS Global Asset Management                                                 35

UBS Financial Services Fund

INDEPENDENT DIRECTORS (CONTINUED)




                                 Position(s)
    Name, Address,               Held With      Length of        Principal Occupation(s)
       and Age                   Fund          Time Served         During Past 5 Years
---------------------------------------------------------------------------------------------
 Richard R. Burt; 55             Director      Since 1996     Mr. Burt is chairman of
 1275 Pennsylvania Ave., N.W.                                 Diligence LLC (international
 Washington, D.C. 20004                                       information and security
                                                              firm) and IEP Advisors
                                                              (international investments
                                                              and consulting firm). He was
                                                              the chief negotiator in the
                                                              Strategic Arms Reduction
                                                              Talks with the former Soviet
                                                              Union (1989-1991) and the
                                                              U.S. Ambassador to the
                                                              Federal Republic of Germany
                                                              (1985-1989). From 1991-
                                                              1994, he served as a partner
                                                              of McKinsey & Company
                                                              (management consulting
                                                              firm).

 Meyer Feldberg; 60              Director      Since 1990     Mr. Feldberg is Dean and
 Columbia University                                          Professor of Management of
 101 Uris Hall                                                the Graduate School of
 New York, New York 10027                                     Business, Columbia
                                                              University. Prior to 1989, he
                                                              was president of the Illinois
                                                              Institute of Technology.

 George W. Gowen; 72             Director      Since 1986     Mr. Gowen is a partner in
 666 Third Avenue                                             the law firm of Dunnington,
 New York, New York 10017                                     Bartholow & Miller. Prior to
                                                              May 1994, he was a partner
                                                              in the law firm of Fryer, Ross
                                                              & Gowen.



--------------------------------------------------------------------------------
36                                                   UBS Global Asset Management

UBS Financial Services Fund

          Number of Portfolios
             in Fund Complex                         Other Directorships
          Overseen by Director                        Held by Director
-----------------------------------------------------------------------------------
  Mr. Burt is a director or trustee of 22          Mr. Burt is also a director of
  investment companies (consisting of 43           Archer-Daniels-Midland
  portfolios) for which UBS Global AM, UBS         Company (agricultural
  PaineWebber or one of their affiliates           commodities), Hollinger
  serves as investment advisor, sub-advisor        International Company
  or manager.                                      (publishing), six investment
                                                   companies in the Deutsche Bank
                                                   family of funds, nine investment
                                                   companies in the Flag Investors
                                                   family of funds, The Central
                                                   European Fund, Inc. and The
                                                   Germany Fund, Inc., a director
                                                   of IGT, Inc. (provides technology
                                                   to gaming and wagering
                                                   industry) (since July 1999) and
                                                   chairman of Weirton Steel Corp.
                                                   (makes and finishes steel
                                                   products) (since April 1996).




  Dean Feldberg is a director or trustee of 34     Dean Feldberg is also a director
  investment companies (consisting of 55           of Primedia Inc. (publishing),
  portfolios) for which UBS Global AM, UBS         Federated Department Stores,
  PaineWebber or one of their affiliates           Inc. (operator of department
  serves as investment advisor, sub-advisor        stores), Revlon, Inc. (cosmetics),
  or manager.                                      Select Medical Inc. (healthcare
                                                   services) and SAPPI, Ltd.
                                                   (producer of paper).


  Mr. Gowen is a director or trustee of 34         None
  investment companies (consisting of 55
  portfolios) for which UBS Global AM, UBS
  PaineWebber or one of their affiliates
  serves as investment advisor, sub-advisor
  or manager.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 37

UBS Financial Services Fund

INDEPENDENT DIRECTORS (CONTINUED)




                                  Position(s)
           Name, Address,          Held with     Length of        Principal Occupation(s)
             and Age                 Fund       Time Served         During Past 5 Years
-------------------------------------------------------------------------------------------
 William W. Hewitt, Jr.***; 73    Director      Since 2001   Mr. Hewitt is retired. From
 c/o UBS Global Asset                                        1990 to January 1995, Mr.
 Management (US) Inc.                                        Hewitt served as a director or
 51 West 52nd Street                                         trustee on the boards of the
 New York, New York                                          Kidder, Peabody & Co.
 10019-6114                                                  Incorporated mutual funds.
                                                             From 1986-1988, he was an
                                                             executive vice president and
                                                             director of mutual funds,
                                                             insurance and trust services of
                                                             Shearson Lehman Brothers
                                                             Inc. From 1976-1986, he was
                                                             president of Merrill Lynch
                                                             Funds Distributor, Inc.

 Morton L. Janklow; 72            Director      Since 2001   Mr. Janklow is senior partner
 445 Park Avenue                                             of Janklow & Nesbit
 New York, New York 10022                                    Associates, an international
                                                             literary agency representing
                                                             leading authors in their
                                                             relationships with publishers
                                                             and motion picture, television
                                                             and multi-media companies,
                                                             and of counsel to the law firm
                                                             of Janklow & Ashley.



--------------------------------------------------------------------------------
38                                                   UBS Global Asset Management

UBS Financial Services Fund

          Number of Portfolios
             in Fund Complex                         Other Directorships
          Overseen by Director                         Held by Director
---------------------------------------------------------------------------------
  Mr. Hewitt is a director or trustee of 22      Mr. Hewitt is also a director or
  investment companies (consisting of 43         trustee of the Guardian Life
  portfolios) for which UBS Global AM, UBS       Insurance Company mutual
  PaineWebber or one of their affiliates         funds.
  serves as investment advisor, sub-advisor
  or manager.





  Mr. Janklow is a director or trustee of 22     None
  investment companies (consisting of 43
  portfolios) for which UBS Global AM, UBS
  PaineWebber or one of their affiliates
  serves as investment advisor, sub-advisor
  or manager.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 39

UBS Financial Services Fund

INDEPENDENT DIRECTORS (CONTINUED)




                                 Position(s)
     Name, Address,               Held With     Length of      Principal Occupation(s)
        and Age                     Fund       Time Served      During Past 5 Years
------------------------------------------------------------------------------------------
 Frederic V. Malek; 65            Director     Since 1987     Mr. Malek is chairman of
 1455 Pennsylvania Avenue, N.W.                               Thayer Capital Partners
 Suite 350                                                    (merchant bank) and
 Washington, D.C. 20004                                       chairman of Thayer Hotel
                                                              Investors III, Thayer Hotel
                                                              Investors II and Lodging
                                                              Opportunities Fund (hotel
                                                              investment partnerships).
                                                              From January 1992 to
                                                              November 1992, he was
                                                              campaign manager of
                                                              Bush-Quayle '92. From
                                                              1990 to 1992, he was vice
                                                              chairman and, from 1989 to
                                                              1990, he was president of
                                                              Northwest Airlines Inc. and
                                                              NWA Inc. (holding company
                                                              of Northwest Airlines Inc.).
                                                              Prior to 1989, he was
                                                              employed by the Marriott
                                                              Corporation (hotels,
                                                              restaurants, airline catering
                                                              and contract feeding),
                                                              where he most recently was
                                                              an executive vice president
                                                              and president of Marriott
                                                              Hotels and Resorts.

 Carl W. Schafer; 66              Director     Since 1996     Mr. Schafer is president of
 66 Witherspoon Street                                        the Atlantic Foundation
 #1100                                                        (charitable foundation).
 Princeton, NJ 08542                                          Prior to January 1993, he
                                                              was chairman of the
                                                              Investment Advisory
                                                              Committee of the Howard
                                                              Hughes Medical Institute.



--------------------------------------------------------------------------------
40                                                   UBS Global Asset Management

UBS Financial Services Fund

         Number of Portfolios
            in Fund Complex                          Other Directorships
         Overseen by Director                          Held by Director
-----------------------------------------------------------------------------------
  Mr. Malek is a director or trustee of 22       Mr. Malek is also a director of
  investment companies (consisting of 43         Aegis Communications, Inc.
  portfolios) for which UBS Global AM, UBS       (teleservices), American
  PaineWebber or one of their affiliates         Management Systems, Inc.
  serves as investment advisor, sub-advisor      (management consulting and
  or manager.                                    computer related services),
                                                 Automatic Data Processing, Inc.
                                                 (computing services), CB Richard
                                                 Ellis, Inc. (real estate services),
                                                 FPL Group, Inc. (electric
                                                 services), Classic Vacation Group
                                                 (packaged vacations), Manor
                                                 Care, Inc. (health care), and
                                                 Northwest Airlines Inc.





  Mr. Schafer is a director or trustee of 22     Mr. Schafer is also a director of
  investment companies (consisting of 43         Labor Ready, Inc. (temporary
  portfolios) for which UBS Global AM, UBS       employment), Roadway Corp.
  PaineWebber or one of their affiliates         (trucking), The Guardian Group
  serves as investment advisor, sub-advisor      of Mutual Funds, the Harding,
  or manager.                                    Loevner Funds, E.I.I. Realty
                                                 Securities Trust (investment
                                                 company) and Frontier Oil
                                                 Corporation.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 41

UBS Financial Services Fund

INDEPENDENT DIRECTORS (CONCLUDED)




                         Position(s)
     Name, Address,       Held With   Length of       Principal Occupation(s)
        and Age             Fund     Time Served        During Past 5 Years
-----------------------------------------------------------------------------------
 William D. White; 68   Director     Since 2001    Mr. White is retired. From
 P.O. Box 199                                      February 1989 through
 Upper Black Eddy, PA                              March 1994, he was
 18972                                             president of the National
                                                   League of Professional
                                                   Baseball Clubs. Prior to
                                                   1989, he was a television
                                                   sportscaster for WPIX-TV,
                                                   New York. Mr. White served
                                                   on the Board of Directors of
                                                   Centel from 1989 to 1993
                                                   and until recently on the
                                                   board of directors of
                                                   Jefferson Banks
                                                   Incorporated, Philadelphia,
                                                   PA.

------------------
* This person's business address is 1285 Avenue of the Americas, New York, New York 10019-6114.

** This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

***  Address for mailing purposes only.

+ Mrs. Alexander and Mr. Bewkes are "interested persons" of the fund as defined in the Investment Company Act by virtue of their positions with UBS Global AM and/or UBS PaineWebber.


--------------------------------------------------------------------------------
42                                                   UBS Global Asset Management

UBS Financial Services Fund

         Number of Portfolios
            in Fund Complex                       Other Directorships
         Overseen by Director                       Held by Director
--------------------------------------------------------------------------------
  Mr. White is a director or trustee of 22       None
  investment companies (consisting of 43
  portfolios) for which UBS Global AM, UBS
  PaineWebber or one of their affiliates
  serves as investment advisor, sub-advisor
  or manager.







--------------------------------------------------------------------------------
UBS Global Asset Management                                                 43

UBS Financial Services Fund

OFFICERS



                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                             Position(s) Held    Length of    Portfolios in Fund Complex for
 Name, Address, and Age        With the Fund    Time Served   Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 T. Kirkham Barneby*; 55     Vice President     Since 2000    Mr. Barneby is a managing
                                                              director and chief investment
                                                              officer-quantitative
                                                              investments of UBS Global AM.
                                                              Mr. Barneby is a vice president
                                                              of nine investment companies
                                                              (consisting of 10 portfolios) for
                                                              which UBS Global AM, UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.

 Thomas Disbrow**; 36        Vice President     Since 2000    Mr. Disbrow is a director and a
                             and Assistant                    senior manager of the mutual
                             Treasurer                        fund finance department of
                                                              UBS Global AM. Prior to
                                                              November 1999, he was a vice
                                                              president of Zweig/Glaser
                                                              Advisers. Mr. Disbrow is a vice
                                                              president and assistant
                                                              treasurer of 22 investment
                                                              companies (consisting of 43
                                                              portfolios) for which UBS
                                                              Global AM, UBS PaineWebber
                                                              or one of their affiliates serves
                                                              as investment advisor,
                                                              sub-advisor or manager.



--------------------------------------------------------------------------------
44                                                   UBS Global Asset Management

UBS Financial Services Fund

                                                               Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                             Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age        With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 Amy R. Doberman*; 40        Vice President     Since 2000     Ms. Doberman is a managing
                             and Secretary                     director and general counsel of
                                                               UBS Global AM. From
                                                               December 1997 through
                                                               July 2000, she was general
                                                               counsel of Aeltus Investment
                                                               Management, Inc. Prior to
                                                               working at Aeltus, Ms.
                                                               Doberman was Assistant Chief
                                                               Counsel of the SEC's Division of
                                                               Investment Management. Ms.
                                                               Doberman is secretary of UBS
                                                               Supplementary Trust and a vice
                                                               president and secretary of 24
                                                               investment companies
                                                               (consisting of 82 portfolios) for
                                                               which UBS Global AM, UBS
                                                               Global Asset Management
                                                               (Americas) Inc. ("UBS Global
                                                               AM (Americas)"), UBS
                                                               PaineWebber or one of their
                                                               affiliates serves as investment
                                                               advisor, sub-advisor or
                                                               manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 45

UBS Financial Services Fund

OFFICERS (CONTINUED)



                                                               Principal Occupation(s) During
                                                                 Past 5 Years; Number of
                             Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age        With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 Steve Fisher*; 43           Vice President     Since 2002     Mr. Fisher is a managing
                                                               director of UBS Global AM.
                                                               From October 2000 to February
                                                               2001, he was president of
                                                               Morningstar Investment
                                                               Services. From May 1999 to
                                                               October 2000, Mr. Fisher was
                                                               senior vice president of UBS
                                                               Global AM. From January 1997
                                                               to May 1999, Mr. Fisher was a
                                                               senior vice president of
                                                               Prudential Investments. Mr.
                                                               Fisher is a vice president of 22
                                                               investment companies
                                                               (consisting of 43 portfolios) for
                                                               which UBS Global AM, UBS
                                                               PaineWebber or one of their
                                                               affiliates serves as investment
                                                               advisor, sub-advisor or
                                                               manager.


--------------------------------------------------------------------------------
46                                                   UBS Global Asset Management

UBS Financial Services Fund

                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                            Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age       With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 David Goldenberg*; 35      Vice President     Since 2002     Mr. Goldenberg is an executive
                            and Assistant                     director and deputy general
                            Secretary                         counsel of UBS Global AM.
                                                              From 2000-2002 he was
                                                              director, legal affairs at Lazard
                                                              Asset Management. Mr.
                                                              Goldenberg was global director
                                                              of compliance for SSB Citi Asset
                                                              Management Group from
                                                              1998-2000. He was associate
                                                              general counsel at Smith
                                                              Barney Asset Management
                                                              from 1996-1998. Prior to
                                                              working at Smith Barney Asset
                                                              Management, Mr. Goldenberg
                                                              was branch chief and senior
                                                              counsel of the SEC's Division of
                                                              Investment Management. Mr.
                                                              Goldenberg is a vice president
                                                              and assistant secretary of 22
                                                              investment companies
                                                              (consisting of 43 portfolios) for
                                                              which UBS Global AM, UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.

 John J. Holmgren***; 63    Vice President     Since 2000     Mr. Holmgren is a managing
                                                              director of UBS Global AM
                                                              (since August 2000). Mr.
                                                              Holmgren is also president,
                                                              chief executive officer and a
                                                              director of DSI. He is a vice
                                                              president of two investment
                                                              companies (consisting of 3
                                                              portfolios) for which UBS
                                                              Global AM, UBS PaineWebber
                                                              or one of their affiliates serves
                                                              as investment advisor,
                                                              sub-advisor or manager.

--------------------------------------------------------------------------------
UBS Global Asset Management                                                 47

UBS Financial Services Fund

OFFICERS (CONTINUED)



                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                            Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age       With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 John J. Holmgren, Jr. ***; Vice President     Since 2000     Mr. Holmgren is a managing
 41                                                           director of UBS Global AM
                                                              (since August 2000). Mr.
                                                              Holmgren is also executive vice
                                                              president, chief operating
                                                              officer, a portfolio manager and
                                                              a director of DSI. Prior to
                                                              January 1997, he was president
                                                              of DSC Data Services, Inc., a
                                                              consulting firm. Mr. Holmgren
                                                              is a vice president of two
                                                              investment companies
                                                              (consisting of 3 portfolios) for
                                                              which UBS Global AM, UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.

 Kevin J. Mahoney**; 36     Vice President     Since 1999     Mr. Mahoney is a director and a
                            and Assistant                     senior manager of the mutual
                            Treasurer                         fund finance department of
                                                              UBS Global AM. From
                                                              August 1996 through
                                                              March 1999, he was the
                                                              manager of the mutual fund
                                                              internal control group of
                                                              Salomon Smith Barney. Mr.
                                                              Mahoney is a vice president and
                                                              assistant treasurer of 22
                                                              investment companies
                                                              (consisting of 43 portfolios) for
                                                              which UBS Global AM, UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.



--------------------------------------------------------------------------------
48                                                   UBS Global Asset Management

UBS Financial Services Fund

                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                            Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age       With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 Emil Polito*; 41           Vice President     Since 2001     Mr. Polito is an executive
                                                              director and head of
                                                              investment support and mutual
                                                              fund services of UBS Global
                                                              AM. From July 2000 to
                                                              October 2000, he was a senior
                                                              manager of investment systems
                                                              at Dreyfus Corp. Prior to July
                                                              2000, Mr. Polito was a senior
                                                              vice president and director of
                                                              operations and control for UBS
                                                              Global AM. Mr. Polito is a vice
                                                              president of 22 investment
                                                              companies (consisting of 43
                                                              portfolios) for which UBS
                                                              Global AM, UBS PaineWebber
                                                              or one of their affiliates serves
                                                              as investment advisor,
                                                              sub-advisor or manager.

 Paul H. Schubert**; 39     Vice President     Since 1995     Mr. Schubert is an executive
                            and Treasurer                     director and head of the mutual
                                                              fund finance department of
                                                              UBS Global AM. Mr. Schubert is
                                                              tr easurer and principal
                                                              accounting officer of UBS
                                                              Supplementary Trust and of
                                                              two investment companies
                                                              (consisting of 39 portfolios) and
                                                              a vice president and treasurer
                                                              of 22 investment companies
                                                              (consisting of 43 portfolios) for
                                                              which UBS Global AM, UBS
                                                              Global AM (Americas), UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.


--------------------------------------------------------------------------------
UBS Global Asset Management                                                 49

UBS Financial Services Fund

OFFICERS (CONCLUDED)



                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                            Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age       With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 Brian M. Storms*; 47       President          Since 2000     Mr. Storms is chief operating
                                                              officer (since September 2001)
                                                              and president of UBS Global
                                                              AM (since March 1999), and
                                                              president and chief operating
                                                              officer of UBS Global AM
                                                              (Americas) and UBS Global
                                                              Asset Management (New York)
                                                              Inc. (since October 2001). Mr.
                                                              Storms was chief executive
                                                              officer of UBS Global AM from
                                                              October 2000 to September
                                                              2001. He was president of
                                                              Prudential Investments
                                                              (1996-1999). Prior to joining
                                                              Prudential Investments he was
                                                              a managing director at Fidelity
                                                              Investments. Mr. Storms is
                                                              president and trustee of UBS
                                                              Supplementary Trust and of
                                                              two investment companies
                                                              (consisting of 39 portfolios) and
                                                              president of 22 investment
                                                              companies (consisting of 43
                                                              portfolios) for which UBS
                                                              Global AM, UBS Global AM
                                                              (Americas), UBS PaineWebber
                                                              or one of their affiliates serves
                                                              as investment advisor,
                                                              sub-advisor or manager.


--------------------------------------------------------------------------------
50                                                   UBS Global Asset Management

UBS Financial Services Fund

SUPPLEMENTAL INFORMATION (UNAUDITED) (CONCLUDED)



                                                              Principal Occupation(s) During
                                                                  Past 5 Years; Number of
                            Position(s) Held    Length of     Portfolios in Fund Complex for
 Name, Address, and Age       With the Fund    Time Served    Which Person Serves as Officer
------------------------------------------------------------------------------------------------
 Keith A. Weller*; 40       Vice President     Since 1995     Mr. Weller is a director and
                            and Assistant                     senior associate general
                            Secretary                         counsel of UBS Global AM. Mr.
                                                              Weller is a vice president and
                                                              assistant secretary of 22
                                                              investment companies
                                                              (consisting of 43 portfolios) for
                                                              which UBS Global AM, UBS
                                                              PaineWebber or one of their
                                                              affiliates serves as investment
                                                              advisor, sub-advisor or
                                                              manager.

------------------
* This person's business address is 51 West 52nd Street, New York, New York 10019-6114.

** This person's business address is Newport Center III, 499 Washington Blvd., 14th Floor, Jersey City, New Jersey 07310-1998.

***  This person's business address is 301 Merritt 7, Norwalk, Connecticut
     06851.



--------------------------------------------------------------------------------
UBS Global Asset Management                                                 51

DIRECTORS

E. Garrett Bewkes, Jr.              George W. Gowen
Chairman
                                    William W. Hewitt, Jr.
Margo N. Alexander
                                    Morton L. Janklow
Richard Q. Armstrong
                                    Frederic V. Malek
David J. Beaubien
                                    Carl W. Schafer
Richard R. Burt
                                    William D. White
Meyer Feldberg


PRINCIPAL OFFICERS

Brian M. Storms                     John J. Holmgren
President                           Vice President

Amy R. Doberman                     John J. Holmgren, Jr.
Vice President and Secretary        Vice President

Paul H. Schubert
Vice President and Treasurer


INVESTMENT ADVISOR,
ADMINISTRATOR AND  PRINCIPAL UNDERWRITER

UBS Global Asset Management (US) Inc.
51 West 52nd Street
New York, New York 10019-6114


SUB-ADVISOR

DSI International Management, Inc.
301 Merritt 7
Norwalk, CT 06851

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.


[GRAPHIC OMITTED]
Global Asset Management

                                                          +------------------+
[GRAPHIC OMITTED]                                         |                  |
                                                          |                  |
UBS Global Asset Management (US) Inc.                     |                  |
51 West 52nd Street                                       |                  |
New York, NY 10019                                        |                  |
                                                          |                  |
                                                          |                  |
                                                          +------------------+